UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2013
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2013, Tesoro Corporation (the “Company” or “Tesoro”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Tesoro Logistics LP (the “Partnership”), Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Logistics GP, LLC (the “General Partner”) and Tesoro Logistics Operations LLC (the “Operating Company”), pursuant to which the Operating Company agreed to acquire, through the Partnership and the General Partner from TRMC, six marketing and storage terminals located in Southern California and certain assets and properties related thereto (the “Terminal Assets”). The closing of the transactions contemplated by the Contribution Agreement occurred on May 31, 2013, effective June 1, 2013. Immediately prior to the closing of the transactions under the Contribution Agreement, TRMC acquired the Terminal Assets pursuant to the closing of the transactions contemplated by the Purchase and Sale Agreement dated August 8, 2012 (the “BP Purchase and Sale Agreement”) by and among BP West Coast Products LLC and the other sellers named therein (collectively, the “Sellers”) and TRMC.

In addition, in connection with the closing of the transactions under the Contribution Agreement, the Company or certain of its subsidiaries, as applicable, entered into the following material definitive agreements, all effective June 1, 2013:

Amendment No. 1 to the Second Amended and Restated Omnibus Agreement

The Company entered into Amendment No. 1 to the Second Amended and Restated Omnibus Agreement (“Amendment No. 1”) with the Partnership, the General Partner, TRMC, Tesoro Alaska Company (“Tesoro Alaska”) and Tesoro Companies, Inc. (“TCI”). Amendment No. 1 includes the following modifications:

•
all references to TRMC’s predecessor, Tesoro Refining and Marketing Company, a Delaware corporation, are corrected to read as references to Tesoro Refining & Marketing Company LLC, a Delaware limited liability company;

•
the administrative fee payable by the Partnership is moved from the body of the Second Amended and Restated Omnibus Agreement dated November 15, 2012 (“Second Amended and Restated Omnibus Agreement”), into the agreement’s schedules to allow for the modification of the administrative fee for each acquisition of assets from TRMC through the General Partner; and

•
a clarification was made so that TRMC’s obligation to reimburse the Partnership for certain expenses for repair or maintenance done solely to comply with certain applicable laws or standards applies to both pipelines and storage tanks classified as “Assets” under the Second Amended and Restated Omnibus Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement

The Company entered into Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement (“Amended Omnibus Schedules”), with the Partnership, the General Partner, TRMC, Tesoro Alaska and TCI, which amend and restate the schedules to the Second Amended and Restated Omnibus Agreement to include the assets subject to the Contribution Agreement and to increase the administrative fee payable by the Partnership to Tesoro under the Second Amended and Restated Omnibus Agreement from $2.5 million to $4.0 million.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Master Terminalling and Services Agreement - Southern California

TRMC entered into a ten-year master terminalling services agreement for Southern California (“MTSA”) with the Operating Company, the General Partner and the Partnership. TRMC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the MTSA, the Operating Company provides TRMC with certain terminalling and ancillary services in return for TRMC’s commitment to throughput or store, as the case may be, a certain amount of petroleum products, ethanol and biofuels, crude oil, Transmix, intermediate products and fuel oil at the Operating Company’s Colton, Hynes, Hathaway, San Diego, and Vinvale terminals, which terminals were acquired as part of the Terminal Assets. The monthly fees and cost reimbursements payable to the Operating Company for such services will be set forth on service orders for each terminal executed by both the Operating Company and TRMC. If TRMC throughputs aggregate volumes less than its minimum throughput commitment for any month, TRMC will pay the Operating Company a shortfall payment. Under the MTSA, TRMC will pay a monthly storage fee throughout the term of the MTSA to reserve, on a firm basis, all of the existing aggregate shell capacity of certain tanks as specified on a terminal service order.

The foregoing description is not complete and is qualified in its entirety by reference to the MTSA, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Carson Storage Services Agreement

TRMC entered into a ten-year storage services agreement (the “CSSA”) with the Operating Company, the General Partner and the Partnership with respect to the Carson terminal, which terminal was acquired as part of the Terminal Assets. TRMC has the option to extend the term for up to two renewal terms of five years each. Under the CSSA, the Operating Company will provide storage and handling services for crude oil, refinery feedstocks and refined products owned by TRMC and stored in one or more of the Operating Company’s tanks at the Carson terminal. TRMC will pay the fees specified in an applicable terminal service order executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services.

A portion of the Carson terminal premises is currently leased to Shipper’s Transport Express, Inc., which lease is assigned to the Operating Company in accordance with the Contribution Agreement. Under the CSSA, TRMC has the right to request that the leased premises be used for the construction of additional tanks or other uses associated with the refinery located adjacent to the Carson terminal, and owned by TRMC. Upon that request, the Operating Company will terminate the lease with Shipper’s Transport Express in accordance with its terms.

The foregoing description is not complete and is qualified in its entirety by reference to the CSSA, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, Tesoro Alaska, TCI and the Operating Company is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the acquisition, the General Partner, as the general partner of the Partnership, holds 958,587 general partner units of the Partnership, which represents a 2% general partner interest, and 2,424,586 common units of the Partnership, which represents slightly more than a 5% limited partner interest in the Partnership. Tesoro, together with TRMC, Tesoro Alaska and the General Partner, holds 2,729,476 common units and 15,254,890 subordinated units of the Partnership, which represent an approximate 38% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 1, 2013, the Company acquired from BP West Coast Products, LLC and other sellers, BP’s integrated Southern California refining and marketing business (the “Carson Acquisition”). The acquired assets include a 266 thousand barrel per day Carson refinery located adjacent to the Company’s Wilmington refinery, related marine terminals, land storage terminals, pipelines and product marketing terminals. In addition, the Company acquired the ARCO® brand and associated registered trademarks, as well as a master franchisee license for the ampm® convenience store brand and the supply rights to over 800 branded dealer-operated and branded wholesale stations in Southern California, Nevada and Arizona. The Company also acquired a 51% ownership in the gas-fueled Watson cogeneration facility and an anode coke calcining operation, both located near the Carson refinery.

The purchase price of these assets was $2.42 billion, including petroleum and non-hydrocarbon inventories of $1.1 billion (subject to post-closing adjustments). The purchase price was reduced by advance deposits paid by the Company of $127 million. The Company financed the transaction with $552 million in cash, $700 million on the Company’s revolving credit facility and $500 million under our term loan credit facility. The remainder of the purchase price of $544 million was funded with cash received from the Partnership’s acquisition of the Terminal Assets from the Company, financed with borrowings under the Partnership’s revolving credit facility. The required audited financial statements related to the Carson Acquisition and related unaudited pro forma financial information will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Carson Terminal Assets Transaction

Effective June 1, 2013, the Partnership acquired the Terminal Assets from the Company, as described in Item 1.01 of this report, which is incorporated in this Item 2.01 by reference.

Contribution, Conveyance and Assumption Agreement

The parties to the Contribution Agreement consummated the transactions contemplated thereby on June 1, 2013. Pursuant to the Contribution Agreement:

•	the General Partner acquired the Terminal Assets from TRMC in exchange for additional membership interests in the General Partner;

•
the Partnership acquired the Terminal Assets from the General Partner in exchange for $640 million, comprised of $544 million in cash financed with borrowings under the Partnership’s revolving credit facility and the issuance of equity with a combined fair value of $96 million; 2% of the equity is comprised of 29,501 general partner units to maintain the General Partner’s 2% general partner interest in the Partnership and 98% of the equity is comprised of 1,445,561 common units representing slightly more than a 3% limited partner interest in the Partnership; and

•	the Operating Company acquired the Terminal Assets from the Partnership as a contribution to capital.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 3, 2013, the Company issued a press release announcing the Carson Acquisition and the Partnership’s acquisition of the Terminal Assets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Contribution, Conveyance and Assumption Agreement, dated as of May 17, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining & Marketing Company LLC (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 17, 2013, File No. 1-3473).

10.1
Amendment No. 1 to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.2
Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.3
Master Terminalling Services Agreement - Southern California, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.4	Carson Storage Services Agreement, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.
99.1	Press release issued June 3, 2013, by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 3, 2013

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
2.1
Contribution, Conveyance and Assumption Agreement, dated as of May 17, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining & Marketing Company LLC (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 17, 2013, File No. 1-3473).

10.1
Amendment No. 1 to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.2
Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of June 1, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.3
Master Terminalling Services Agreement - Southern California, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.4	Carson Storage Services Agreement, dated as of June 1, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.
99.1	Press release issued June 3, 2013, by Tesoro Corporation.